UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): SEPTEMBER 25, 2002
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                           UNION BANKSHARES, LTD.
                           -----------------------
            (Exact name of registrant as specified in its charter)



      DELAWARE                      0-21078                 84-0986148
------------------            ------------------      ------------------------
(State or other jurisdiction      (Commission             (IRS Employee
     of incorporation)            File Number)          Identification No.)



   1825 LAWRENCE STREET, SUITE 444, DENVER, COLORADO                 80202
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   (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (303) 298-5352
                                                          --------------


      (Former name or former address, if changed since last report): N/A
                                                                     ---


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      Union Bankshares, Ltd. issued a press release on September 25, 2002 which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a)      Financial Statements of business acquired.
            None

   (b)      Pro forma financial information.
            None

   (c)      Exhibits

            99.1        Press Release dated September 25, 2002


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNION BANKSHARES, LTD.



Date:  September 25, 2002              By:   /S/ CHARLES R. HARRISON
                                          --------------------------------------
                                           Charles R. Harrison
                                           Chief Executive Officer

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

                                  EXHIBIT INDEX



99.1        Press Release dated September 25, 2002.



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